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                           STEPHEN P. HIGGINS, C.P.A.
                               67 DUMBARTON DRIVE
                           HUNTINGTON, NEW YORK 11743
                                 (516) 271-0381
                               FAX (516) 271-0385






                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this current report of Securities Resolution Advisors Inc. and subsidiary on Form 8K/A of our report dated April 10, 1998 for the year ended December 31, 1997.





/s/ Stephen P. Higgins, CPA

Huntington, New York
August 12, 1998



Cc: Richard Singer
    Securities Resolution Advisors






                                   EXHIBIT 3